UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2026

Enviri II Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-43207	41-2897233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor
Philadelphia,	Pennsylvania	19103
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVRI WI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
Enviri II Corporation (the “Company”), a wholly owned subsidiary of Enviri Corporation (“Enviri”), previously filed a Registration Statement on Form 10 with the United States Securities and Exchange Commission (the “SEC”), initially filed on March 20, 2026 (as amended, the “Registration Statement”), in connection with the spin-off of Enviri’s Harsco Environmental and Harsco Rail segments into a separate, publicly traded company (the “Spin-Off”) and the sale of Enviri’s Clean Earth segment. The Company will be renamed Enviri Corporation following the completion of the Spin-Off.

On May 8, 2026, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated May 8, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1. Enviri commenced mailing the Notice of Internet Availability of Information Statement Materials on May 8, 2026.

Completion of the Spin-Off is conditioned upon the satisfaction or waiver of certain conditions as set forth in the Separation Agreement filed with the SEC as part of the Registration Statement.

The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Information Statement of Enviri II Corporation dated May 8, 2026
Exhibit 99.2	Form of Notice of Internet Availability of Information Statement Materials (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form 10 filed on May 5, 2026).
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri II Corporation

Date: May 11, 2026	By:	/s/ Samuel Fenice
Name: Samuel Fenice
Title: Vice President and Corporate Controller